ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES (Details) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES
Advance from end users	$ 384	$ 5,237
Deposit from customers	1,302	3,965
Business tax and other taxes payable	228	255
Professional fees and services payable	1,762	4,033
Promotional events payables	370	394
Decoration payables	670
Contingent consideration		1,247
Others	439	3,607
Total	$ 5,155	$ 18,738